Important Notice Regarding Change in Investment Policy and Name

SUPPLEMENT

dated December 28, 2004

to the prospectus of

FRANKLIN SMALL CAP FUND (THE FUND)

(Franklin Templeton Variable Insurance Products Trust)

dated May 1, 2004, as supplemented August 15, 2004 and October 4, 2004

Effective May 1, 2005, the Fund’s main investment strategies will change, and its name will change to “Franklin Small-Mid Cap Growth Securities Fund.” This will provide the Fund’s manager with more flexibility in managing its portfolio. These changes have been approved by the Board of Trustees of the Fund.

Effective May 1, 2005, the prospectus of the Fund is amended as follows:

I.	All references to “Franklin Small Cap Fund” are changed to “Franklin Small-Mid Cap Growth Securities Fund.”

II.	On page FSC-1, the paragraphs below replace the first and second paragraphs under the heading “MAIN INVESTMENTS”:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small cap) companies and mid capitalization (mid cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy.

For this Fund mid cap companies are companies with market capitalizations not exceeding $8.5 billion at the time of purchase. For this Fund small cap companies are companies with market capitalizations not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $2.9 billion as of October 31, 2004. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market capitalization exceeds the small or mid cap measures described above. The Fund may invest significantly in the technology sector (including electronic technology, technology services, and health technology).

III.	On page FSC-1, the box at the bottom of the page is revised to read as follows:

The Fund invests predominantly in small-cap and mid-cap companies.

Please keep this supplement for future reference.

FSC P-1